EXHIBIT NO. 23-1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated November 23, 1993 included in NUI Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1993 and to all references to our Firm included in this Registration Statement.



                                             ARTHUR ANDERSEN LLP

                                             Arthur Andersen LLP




          New York, NY
          November 15, 1994

















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